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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 17, 1999 included in 7th Level, Inc.'s Form 10-K/A of the year ended December 31, 1998 and to all references to our Firm included in this Amendment No. 4 to the Registration Statement File No. 333-69861 filed on Form S-3.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP

New York, New York
May 5, 1999